Jensen Quality Growth Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 98.9%	Shares	Value
Beverages - 5.8%
PepsiCo, Inc.	3,716,000	$614,403,440

Capital Markets - 1.0%
Moody's Corp.	264,000	100,166,880

Commercial Services & Supplies - 2.7%
Waste Management, Inc.	1,400,000	287,910,000

Containers & Packaging - 1.5%
Ball Corp.	2,482,000	158,897,640

Electronic Equipment, Instruments & Components - 2.5%
Amphenol Corp. - Class A	2,405,000	262,722,200

Financial Services - 3.8%
Mastercard, Inc. - Class A	849,000	403,071,240

Health Care Equipment & Supplies - 5.7%
Stryker Corp.	1,723,000	601,447,610

Health Care Providers & Services - 5.2%
UnitedHealth Group, Inc.	1,115,000	550,364,000

Hotels, Restaurants & Leisure - 3.5%
Starbucks Corp.	3,933,000	373,241,700

Household Products - 2.8%
Procter & Gamble Co.	1,855,000	294,833,700

Insurance - 4.6%
Marsh & McLennan Cos., Inc.	2,402,000	485,852,540

Interactive Media & Services - 6.7%
Alphabet, Inc. - Class A(a)	5,063,000	701,022,980

IT Services - 6.9%
Accenture PLC - Class A	1,923,000	720,701,940

Pharmaceuticals - 4.6%
Johnson & Johnson	1,651,000	266,438,380
Pfizer, Inc.	8,012,000	212,798,720
		479,237,100

Professional Services - 11.1%
Automatic Data Processing, Inc.	1,529,000	383,977,770
Broadridge Financial Solutions, Inc.	1,422,000	289,490,760
Equifax, Inc.	1,151,000	314,902,090
Verisk Analytics, Inc.	725,000	175,377,500
		1,163,748,120

Semiconductors & Semiconductor Equipment - 5.8%
KLA Corp.	445,000	303,623,500
Texas Instruments, Inc.	1,806,000	302,197,980
		605,821,480

Software - 13.1%
Intuit, Inc.	889,000	589,309,210
Microsoft Corp.	1,908,000	789,225,120
		1,378,534,330

Specialty Retail - 2.7%
Home Depot, Inc.	748,000	284,696,280

Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	3,109,000	561,951,750

Textiles, Apparel & Luxury Goods - 3.6%
NIKE, Inc. - Class B	3,655,000	379,864,150
TOTAL COMMON STOCKS (Cost $5,328,274,169)		10,408,489,080

SHORT-TERM INVESTMENTS - 1.1%
Money Market Funds - 1.1%	Shares
First American Treasury Obligations Fund - Class X, 5.23%(b)	120,187,540	120,187,540
TOTAL SHORT-TERM INVESTMENTS (Cost $120,187,540)		120,187,540

TOTAL INVESTMENTS - 100.0% (Cost $5,448,461,709)		$10,528,676,620
Other Assets in Excess of Liabilities - 0.0%(c)		3,753,228
TOTAL NET ASSETS - 100.0%		$10,532,429,848

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.
(c)	Represents less than 0.05% of net assets.

Notes to Schedule of Investments
February 29, 2024 (Unaudited)
Jensen Quality Growth Fund

Fair Value Measurement

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  The three levels of the fair value hierarchy are as follows:

Level 1 -	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -
Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3 -	Inputs that are unobservable (including the Fund's own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  A financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  However, the determination of what constitutes "observable" requires significant judgment by the Fund.  The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1.  Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2.  Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of February 29, 2024, to value the Fund's investments carried at fair value.  The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$10,408,489,080	$10,408,489,080	$-	$-
Total Money Market Fund	120,187,540	120,187,540	-	-
Total Investments	$10,528,676,620	$10,528,676,620	$-	$-

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended February 29, 2024 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.